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                                                                 EXHIBIT 10(xii)

                                LETTER OF INTENT

     This Letter of Intent is an addendum to the Supply and Distribution Agreement (SDA) signed on the 2nd of July 1999 between Viragen (Europe) Ltd., a Delaware corporation, having its offices at 865 SW 78th Avenue, Plantation, Florida 33324-3212 ("VERP") and the DROGSAN Healthcare, a company incorporated under the laws of Turkey having its offices at Oguzlar Mah, 56 Sok, No. 7/B Balgat 06520, Ankara, Turkey ("DSH").

     DSH agrees to enter into this Letter of Intent with VERP under the terms of the attached SDA. It is understood that at this time both parties will incorporate those areas of the SDA that require additional data and information as soon as possible by mutual agreement.

     Both parties agree that in the event the remaining areas of the SDA are not agreed upon by both parties and finalized by June 30, 2000, then this Letter of Intent will require mutual agreement to extension. If an extension is not agreed upon prior to June 30, 2000, the terms of paragraph 20 of the SDA relating to confidentiality shall survive.

     Executed by the parties as follows:

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              DROGSAN Healthcare (DSH)                             Viragen (Europe) LTD. (VERP)

                 By /s/ N.M. EMRITTE                                    By /s/ GERALD SMITH
 --------------------------------------------------     --------------------------------------------------
                Name NIZAM M. EMRITTE                                    Name GERALD SMITH
   ----------------------------------------------         ----------------------------------------------
         Title Business Development Manager                               Title President
  ------------------------------------------------        -----------------------------------------------
                 Date 2nd July, 1999                                        Date 7/9/99
  ------------------------------------------------       ------------------------------------------------
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